Mutual Fund
Semi-Annual Report

                                                                  April 30, 2002

                                                                Investment Class

International Equity Fund

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International Equity Fund
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TABLE OF CONTENTS

              LETTER TO SHAREHOLDERS ...................................  3
              PERFORMANCE COMPARISON ...................................  9

              INTERNATIONAL EQUITY FUND
                 Statement of Assets and Liabilities ................... 10
                 Statement of Operations ............................... 11
                 Statements of Changes in Net Assets ................... 12
                 Financial Highlights .................................. 13
                 Notes to Financial Statements ......................... 14

              INTERNATIONAL EQUITY PORTFOLIO
                 Schedule of Portfolio Investments ..................... 17
                 Statement of Assets and Liabilities ................... 20
                 Statement of Operations ............................... 21
                 Statements of Changes in Net Assets ................... 22
                 Financial Highlights .................................. 23
                 Notes to Financial Statements ......................... 24



                       ---------------------------------
   The Fund is not insured by the FDIC and is not a deposit, obligation of or guaranteed by Deutsche Bank AG. The Fund is subject to investment risks, including possible loss of principal amount invested.
                       ---------------------------------

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International Equity Fund
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LETTER TO SHAREHOLDERS

We are pleased to present you with this semi-annual report for the period ended April 30, 2002 for the International Equity Fund (the 'Fund'). It provides a review of the markets, the Portfolio (the Fund invests all of its assets in a master portfolio with the same goal as the Fund), and our outlook as well as a complete financial summary of the Fund's operations and a listing of the Portfolio's holdings.

MARKET ACTIVITY
FOR THE SEMI-ANNUAL PERIOD, THE MORGAN STANLEY CAPITAL INTERNATIONAL ('MSCI') EAFE INDEX OUTPERFORMED THE US STANDARD & POOR'S ('S&P') 500 INDEX, RETURNING 5.53% VERSUS 2.29%, RESPECTIVELY. THIS RELATIVELY STRONG MSCI EAFE INDEX RETURN HIDES PERIODS OF EXTREME VOLATILITY AND AGGRESSIVE ROTATION AMONG SECTORS, AS MARKET SENTIMENT SWUNG FROM BUOYANT OPTIMISM TO FEARS OF A 'PROFITLESS RECOVERY.'
o As expectations of an imminent global economic recovery gained ground, most of the world equity markets rallied toward the end of 2001. These expectations were dashed, however, early in 2002 when, despite a pick-up in economic activity, corporate profitability continued to falter amidst slack investment demand and overcapacity. The ensuing sell-off was harsh and caused a loss of investor confidence. Toward the end of the semi-annual period, there was evidence that the recovery was further entrenched and broadening out. This led to some earnings upgrades and more positive investor sentiment.
o As the US economy began to emerge from recession, it pulled Europe and even certain sectors of the Japanese economy along with it. The emerging markets also performed well, significantly outperforming the developed markets of the MSCI EAFE Index, in large part because lower interest rates worldwide resulted in an increased willingness on the part of investors to assume risk. There appears to be potential for a synchronized, although slow, global economic recovery.
o The manufacturing sector has shown good signs of a recovery, as production costs remained low and demand increased, driven by inventory re-stocking. Investors were focused on whether true demand can take over from the inventory re-stocking going forward.


 TEN LARGEST STOCK HOLDINGS
 As of April 30, 2002
 (percentages are based on total net assets of total investments in the Portfolio)

  BP Amoco Plc ................................  3.33%
  GlaxoSmithKline Plc .........................  2.97
  TotalFinaElf SA .............................  2.62
  Shell Transport & Trading Co. Plc ...........  2.58
  Aventis SA ..................................  2.17
  Vodafone Group Plc ..........................  2.05
  Novartis AG .................................  1.94
  Royal Bank of Scotland Group Plc ............  1.90
  Nestle SA--Class B ..........................  1.88
  BNP Paribas SA ..............................  1.83

o    Global inflation remained tame, allowing interest rates to remain low.
o Still, uncertainty remained as to the strength of the current economic recovery and of corporate profitability. While share prices recovered late in the semi-annual period, investors remained worried whether too much good news had been factored into share prices.

EUROPE
EUROPE OVERALL RETURNED 5.75% IN US DOLLAR TERMS FOR THE SIX MONTHS ENDED APRIL 30, 2002, AS MEASURED BY THE MSCI EUROPE INDEX. IN US DOLLAR TERMS, THE MORE DEFENSIVE UK MARKET WITHIN THE MSCI EUROPE INDEX UNDERPERFORMED CONTINENTAL EUROPE, RETURNING 4.66% FOR THE SAME PERIOD.
o While European Gross Domestic Product ('GDP') suffered toward the end of 2001 as the US economic recovery gained a firmer footing, the recovery in Europe still seemed more assured. The improving production outlook suggests that capacity utilization rates could rise and business spending on investment should start to increase in the second half of the year.
o The European Central Bank, in tandem with other global central banks, cut interest rates during the six-month period. As the impact of higher oil, food and services prices began to abate, the outlook for inflation improved.
o Following a year of weakness, the euro gained momentum during the latter months of the semi-annual period, as a strong US current account deficit and an expensive US equity market caused investor concern.

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International Equity Fund
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LETTER TO SHAREHOLDERS
o Another area of concern was poor domestic demand in Europe, reflecting weakness in consumer spending and relatively tight monetary policy offsetting the positive benefits of tax cuts.
o In all, continental Europe remained one of the more attractive equity markets, in our view, as valuations remained reasonable and a global economic recovery was not yet factored into equity prices.

ATTRACTIVE VALUATIONS COMBINED WITH INCREASINGLY POSITIVE SENTIMENT FROM BOTH CONSUMERS AND BUSINESSES OVER AN ECONOMIC RECOVERY IN 2002 CONTRIBUTED TO THE RALLY IN EUROPEAN EQUITIES DURING THE SEMI-ANNUAL PERIOD.
o When the European equity markets fell to historically low levels in September 2001, the UK and Switzerland fared better than other European markets, primarily due to their defensive quality and stable earnings generated from companies domiciled in those markets. However, in the subsequent rally, these markets lagged.
o The Technology, Media and Telecommunications ('TMT') sectors performed well late in 2001. The TMT sectors then came under renewed pressure, as profits fell in the wake of the companies' large debt burdens and weak demand for new technologies. Tech-heavy markets, such as Finland and Sweden, underperformed other European markets, as measured by the MSCI Europe Index.
o One of the best performing sectors in the European equity markets was the Financial sector, as many European banks benefited from the lower interest rate environment.

JAPAN
IN SPITE OF JAPAN'S ONGOING STRUCTURAL REFORM PROBLEMS, ITS EQUITY MARKET RALLIED, POSTING A GAIN OF 1.25% IN US DOLLAR TERMS FOR THE SEMI-ANNUAL PERIOD, AS MEASURED BY THE MSCI JAPAN INDEX.
o Japan's Nikkei 225 Index1 closed up over the important 11,000 mark on the last trading day of March. It rallied from its February lows in response to positive economic news in the US and its own government's efforts to prop up the market with speculation regarding possible policy improvement measures as the nation's fiscal year-end approached in March.
o Structural reform remained a problem in Japan, where Japanese Financial companies continued to carry a hefty debt burden, mired in problems with their ever-increasing non-performing loans. In fact, Prime Minister Koizumi's public appeal has diminished due to his inability to take much needed and critical steps to restructure his economy.
o Industries such as automakers, consumer electronics and shipbuilding were able to compete more effectively with a weak yen.

EMERGING MARKETS
Emerging markets gained 33.67% in US dollar terms during the six months ended April 30, 2002, as measured by the MSCI Emerging Markets Free Index. Much of the sector's outperformance versus the MSCI EAFE Index for the semi-annual period was due to the gains seen in Emerging Asia, where many of the Technology and semiconductor equities rallied over prospects of US economic recovery.


--------------------------------------------------------------------------------
1 Nikkei 225 Index is an unmanaged index measuring the composite price performance of selected Japanese stocks and is currently based on 225 highly capitalized stocks trading on the Tokyo Stock Exchange (TSE) representing a broad cross-section of Japanese industries.

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International Equity Fund
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LETTER TO SHAREHOLDERS

ASIA EX-JAPAN ROSE 18.56% IN US DOLLAR TERMS DURING THE SEMI-ANNUAL PERIOD, AS MEASURED BY THE MSCI PACIFIC EX-JAPAN INDEX, PRIMARILY DUE TO BETTER PROSPECTS FOR AN ECONOMIC RECOVERY IN THE US.
o A cyclical downturn initially impacted the export-oriented markets, such as Taiwan and South Korea, reflecting a slump in demand for technology and technology components.
o However, a subsequent increase in DRAM (direct random access memory) chip prices and positive economic prospects for a global economic recovery helped boost share prices of many of the depressed equity markets of Southeast Asia.
o China's economy continued to grow in spite of the global economic slowdown, as China increased fiscal expenditures and continued to receive foreign direct investment.

LATIN AMERICAN EQUITY MARKETS GAINED 25.69% IN US DOLLAR TERMS FOR THE SEMI-ANNUAL PERIOD, AS MEASURED BY THE MSCI LATIN AMERICAN INDEX. HOWEVER, THERE WAS GREAT DIVERGENCE IN RETURNS AMONG THE INDIVIDUAL MARKETS IN THE REGION.
o The situation in Argentina remained grim. The country devalued its currency in January 2002. The Argentine peso lost 68% of its value from the time the currency floated to the end of April. Also, a large debt burden, a weak economy and a lack of confidence in the financial system put pressure on the Argentine equity market.
o The 1998 currency devaluation in Brazil better cushioned its economy during the latest economic slowdown. Political and economic policy there has been proactive in combating the economic slowdown. As a result, its equity market fared better than in the last fiscal year, decoupling largely from Argentina's troubles.
o Mexico was one of the better-performing Latin American markets during the semi-annual period. Oil revenue remained high, important even though Mexico has tried to further diversify its economy. President Vicente Fox has had difficulty in passing many of his policy initiatives, but Mexico was relatively resilient based on strong economic ties with the US and a stable currency.

EMERGING EUROPE PERFORMED WELL, AS IT REMAINED RELATIVELY INSULATED FROM THE WORLD ECONOMY. FINANCIALS AND ENERGY COMPANIES IN PARTICULAR WERE STRONG PERFORMERS, BASED ON THE LOW INTEREST RATE ENVIRONMENT AND THE LATTER'S LOW-COST PRODUCER STATUS. FOR THE SEMI-ANNUAL PERIOD, THE REGION PRODUCED A RETURN OF 41.40% IN US DOLLAR TERMS, AS MEASURED BY THE MSCI EMERGING EUROPE INDEX.
o Ongoing economic reforms and strong oil prices supported Russia's economy. Many Russian oil and gas firms remained competitive and gained market share during the period. Russia's equity market enjoyed significant appreciation based on this improved backdrop.
o Turkey's economy began to turn around following additional International Monetary Fund ('IMF') assistance and enhanced stability in its political system. With skyrocketing inflation under better control, its equity market rebounded somewhat from last fiscal year's poor performance.
o Poland's equity market remained a relatively stable player within Emerging Europe, primarily because of its strong economic and political initiatives taken toward becoming a member of the European Union.

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International Equity Fund
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LETTER TO SHAREHOLDERS

INVESTMENT REVIEW
THE FUND UNDERPERFORMED ITS BENCHMARK INDEX, THE MORGAN STANLEY CAPITAL INTERNATIONAL ('MSCI') EAFE INDEX, FOR THE SIX MONTHS ENDED APRIL 30, 2002.
o The Fund held an underweight position in the TMT sectors. These stocks rallied in November and December despite the falling average revenue per user ('ARPUs'), high debt burdens and low earnings visibility of many companies within those sectors.
o The collapse of Enron and falling oil prices toward the end of 2001 impacted both the Energy and Utility sectors, where the Fund was slightly overweighted at that time.
o The Fund held an underweight position in Japan, which rallied 6% in April alone.

WE MAINTAINED OUR PREFERENCE FOR EUROPEAN EQUITIES, AS STRUCTURAL REFORMS ALREADY IN PLACE ARE CONDUCIVE TO ECONOMIC GROWTH THERE. AS THE SEMI-ANNUAL PERIOD PROGRESSED, EUROPE CONTINUED TO REBOUND FROM THE ECONOMIC SLUMP OF 2001, WITH IMPROVING GDP FIGURES, BENIGN INFLATION, AND, THOUGH STILL WEAK, IMPROVING CORPORATE PROFITABILITY.
o European Financials were a strong contributor to Fund performance. We increased the Fund's position in banks and decreased its exposure to insurers. Banks such as Banco Popular, Bank of Ireland and BNP Paribas performed well based on a low interest rate environment and attractive valuations.
o We increased the Fund's weighting in Japan, especially in exporters, but maintained an underweighting there versus the MSCI EAFE Index.
o We decreased the Fund's exposure to Canada, taking profits in some Canadian insurers.
o Due to favorable liquidity conditions and attractive valuations, we increased the Fund's weighting in the emerging markets slightly to approximately 7% of assets during the semi-annual period. Holdings in companies such as Cemex, Samsung, Televisa and Petrabras contributed positively to Fund performance.

WE INCREASED THE FUND'S WEIGHTING IN THE CONSUMER DISCRETIONARY SECTOR, ADDING TO BOTH THE AUTO COMPONENTS AND AUTOMOBILE INDUSTRIES.
o The automobile industry, particularly in Japan, performed well on the back of increased market share in the highly competitive US market. A cheaper yen and new designs benefited such companies as Honda and Toyota.
o Other auto stocks, such as Peugeot, had increased profitability, as sales in its smaller vehicles increased.

                                                   CUMULATIVE TOTAL RETURNS          AVERAGE ANNUAL TOTAL RETURNS
   Periods Ended            6 Months     1 Year   3 Years  5 Years    Since   1 Year   3 Years  5 Years     Since
   April 30, 2002                                               Inception 2                           Inception 2
-----------------------------------------------------------------------------------------------------------------
 International Equity Fund 1
   Investment Class            4.65%   (16.59)%  (19.90)%   6.41%   120.49%  (16.59)%   (7.13)%   1.25%     8.46%
-----------------------------------------------------------------------------------------------------------------
 MSCI EAFE Index 3             5.53%   (13.88)%  (17.90)%   6.90%    78.51%  (13.88)%   (6.36)%   1.34%    6.12%
-----------------------------------------------------------------------------------------------------------------
 Lipper International
   Equity Funds Average 4      7.10%   (12.91)%  (10.59)%  12.19%    88.58%  (12.91)%   (3.94)%   2.02%    6.49%
-----------------------------------------------------------------------------------------------------------------

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1    PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. MARKET VOLATILITY CAN
     SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE FUND'S HISTORICAL PERFORMANCE. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All performance assumes the reinvestment of dividend and capital gain distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance would have been lower during the specified periods if certain of the Fund's fees and expenses had not been waived.
2 The Fund's inception date is August 4, 1992. Benchmark returns are for the period beginning July 31, 1992.
3 The MSCI EAFE Index is an unmanaged index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East. Benchmark returns do not reflect expenses that have been deducted from the Fund's returns.
4 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated. These figures do not reflect sales charges.

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International Equity Fund
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LETTER TO SHAREHOLDERS

 COUNTRY ALLOCATION
 As of April 30, 2002
 (percentages are based on market value of total investments in the Portfolio)

   United Kingdom ............................   19.01%
   France ....................................   18.11
   Japan .....................................   18.00
   Germany ...................................    8.61
   Switzerland ...............................    8.41
   Netherlands ...............................    7.18
   Italy .....................................    5.94
   Spain .....................................    3.14
   Cash & Equivalents ........................    0.60
   Other 1 ...................................   11.00
                                                ------
                                                100.00%
                                                ======

--------------------------------------------------------------------------------
   1 Includes countries with weightings of less than 2%.

WE INCREASED THE FUND'S WEIGHTING IN THE INFORMATION TECHNOLOGY SECTOR TO AN OVERWEIGHT POSITION, BUT REMAINED UNDERWEIGHT IN THE TELECOMMUNICATIONS SECTOR.
o The Telecommunications sector continued to be plagued by low earnings visibility, decreased ARPUs and unsustainable debt levels.
o The troubles plaguing Telecommunications companies spilled over into the Information Technology sector, forcing equipment makers like Nokia and Ericsson to scale back their own earnings forecasts. That pressure was, in turn, aggravated by negative news flow from companies like IBM, SAP, Siebel and PeopleSoft.
o Most of the Portfolio's Information Technology exposure was in Asian semiconductor firms, including Samsung Electronics, Taiwan Semiconductor and United Microelectronics Corp.

LOW INTEREST RATES, PROSPECTS OF AN ECONOMIC RECOVERY AND ATTRACTIVE VALUATIONS LED US TO INCREASE THE FUND'S POSITION WITHIN THE MEDIA SECTOR, WHERE ADVERTISING REVENUES HAVE BEEN IN A SLUMP OVER THE PAST YEAR.
o We took profits in Mexico's Grupo Televisa and established positions in the UK's British Sky Broadcasting and VNU.
o The Fund benefited from its zero weight position in Vivendi Universal. Vivendi has been plagued by accounting transparency concerns as well as by a significant decline in profitability following numerous acquisitions.

WE DECREASED THE FUND'S WEIGHTING IN ENERGY, BUT STILL MAINTAINED AN OVERWEIGHT POSITION IN THE SECTOR.
o A combination of a warm winter and higher inventories initially placed downward pressure on Energy stocks, but the crisis in the Middle East and concern over summer inventories subsequently supported the higher prices of crude oil.
o Energy demand is expected to increase as the global economic recovery begins to take shape over the second half of 2002.
o We maintained significant positions in TotalFinaElf, ENI and Shell. Efficiencies of cost and scale have benefited these producers.
o    We took profits in Russian oil stocks Lukoil and Surgutneftegaz.

WHILE WE KEPT THE FUND'S EXPOSURE TO SOME OF THE MORE DEFENSIVE CONSUMER STAPLES STOCKS, WE BEGAN TO INCREASE ITS POSITIONS IN ATTRACTIVE COMPANIES IN THE HEALTH CARE SECTOR, PARTICULARLY IN PHARMACEUTICAL COMPANIES.
o    We increased the Fund's position in UK pharmaceutical giants
     GlaxoSmithKline and AstraZeneca.
o We sold or trimmed Fund positions in Japanese pharmaceutical names such as Chugai and Takeda Chemicals.

MANAGER OUTLOOK
International equity markets displayed remarkable volatility during the semi-annual period, but, in the end, stock prices were little changed. We believe that uncertainty could indeed persist in the coming months, although we continue to believe that there will be an economic recovery. Looking ahead, we are cautiously optimistic. We continue to believe that 2002 will be a year in which stocks outperform bonds. Although markets are by no means cheap on headline earnings, we believe this in part reflects the highly depressed nature of earnings and earnings estimates currently. Even with relatively conservative revenue and earnings assumptions for the medium-term, several areas of the international equity universe appear inexpensive, particularly using our cash flow-based valuation metrics. We also believe that equity markets are once again responding to fundamentals, with valuations reflecting much more accurately companies' true worth. In our view, this is an environment in which our fundamental research driven investment approach should be rewarded.

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                                        7

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International Equity Fund
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LETTER TO SHAREHOLDERS
Clearly cyclical conditions remain supportive for virtually all equity markets, and corporate earnings expectations have improved markedly. We expect that quarterly corporate earnings will reveal this improvement. However, some of these positives are already reflected in share prices.

Nevertheless, valuations remain relatively attractive, and we believe we are able to find sound and attractively valued investment opportunities. Europe continues to offer value, and we intend to remain committed to this region, although we believe that stock selection remains key there, as sectors remain largely non-homogenous.

The major market to watch, of course, is Japan. While the macroeconomic environment remains rather depressed and will likely keep us from increasing the Fund's underweight position there, its equity market appears inexpensive both globally and in a historical context.

The prospect of economic recovery, along with relatively low inflation, interest rates and energy costs, have already benefited emerging markets. We believe favorable liquidity conditions and attractive valuations should continue to benefit the emerging markets overall. In addition, many emerging markets have introduced strong fiscal and monetary policies to combat an economic slowdown in line with central banks globally. The fortunes of Asia ex-Japan, of course, remain largely tied to the economic recovery in the US, with the possible exceptions of South Korea, where domestic demand remains healthy, and China, where the government retains the ability to oversee the still rather insulated economy. We continue to invest the Fund's assets in emerging markets on an opportunistic basis, favoring at the end of the semi-annual period Mexico, Brazil, South Korea and Taiwan.

We will, of course, continue to monitor economic conditions and political initiatives and their effect on financial markets as we seek long-term capital appreciation.

We sincerely value your ongoing support of the International Equity Fund and look forward to continuing to serve your investment needs in the years ahead.

/s/ JULIE WANG
/s/ ALEXANDER TEDDER
/s/ CLARE BRODY

Julie Wang, Alexander Tedder and Clare Brody
Members of the Portfolio Management Team of the INTERNATIONAL EQUITY PORTFOLIO
April 30, 2002

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International Equity Fund
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PERFORMANCE COMPARISON 1

[GRAPHIC OMITTED]
PLOT POINTS FOLLOW:

International Equity Fund--Investment Class, MSCI EAFE Index and
Lipper International Equity Funds Average
Growth of a $10,000 Investment (since inception)2

       International Equity Fund--      MSCI EAFE       Lipper International
                  Investment Class          Index       Equity Funds Average
        --------------------------      ---------       --------------------
8/4/92                     $10,000        $10,000                    $10,000
8/31/92                     10,150         10,627                     10,099
9/30/92                      9,810         10,418                      9,866
10/31/92                     9,390          9,871                      9,551
11/30/92                     9,570          9,964                      9,606
12/31/92                     9,750         10,015                      9,733
1/31/93                     10,040         10,014                      9,770
2/28/93                      9,980         10,317                     10,000
3/31/93                     10,580         11,216                     10,591
4/30/93                     10,900         12,281                     11,147
5/31/93                     11,300         12,540                     11,387
6/30/93                     11,250         12,344                     11,150
7/31/93                     11,340         12,776                     11,496
8/31/93                     12,080         13,466                     12,206
9/30/93                     12,123         13,163                     12,128
10/31/93                    12,564         13,569                     12,672
11/30/93                    12,404         12,383                     12,169
12/31/93                    13,394         13,277                     13,335
1/31/94                     14,421         14,399                     14,151
2/28/94                     14,065         14,358                     13,840
3/31/94                     13,923         13,740                     13,225
4/30/94                     14,227         14,322                     13,581
5/31/94                     13,902         14,240                     13,551
6/30/94                     13,465         14,441                     13,396
7/31/94                     14,126         14,580                     13,779
8/31/94                     14,563         14,925                     14,184
9/30/94                     14,187         14,455                     13,837
10/31/94                    14,583         14,937                     14,103
11/30/94                    13,882         14,218                     13,432
12/31/94                    13,944         14,308                     13,301
1/31/95                     13,589         13,758                     12,672
2/28/95                     13,965         13,718                     12,727
3/31/95                     14,257         14,575                     13,154
4/30/95                     14,841         15,123                     13,595
5/31/95                     15,154         14,943                     13,735
6/30/95                     15,185         14,681                     13,740
7/31/95                     16,186         15,596                     14,479
8/31/95                     15,884         15,001                     14,193
9/30/95                     16,150         15,294                     14,416
10/31/95                    15,649         14,883                     14,136
11/30/95                    15,826         15,296                     14,324
12/31/95                    16,189         15,913                     14,756
1/31/96                     16,625         15,978                     15,066
2/29/96                     16,897         16,032                     15,136
3/31/96                     17,115         16,372                     15,382
4/30/96                     17,757         16,849                     15,864
5/31/96                     18,018         16,539                     15,813
6/30/96                     18,149         16,631                     15,925
7/31/96                     17,354         16,146                     15,353
8/31/96                     17,779         16,181                     15,542
9/30/96                     18,317         16,612                     15,874
10/31/96                    18,207         16,442                     15,829
11/30/96                    19,158         17,097                     16,548
12/31/96                    19,640         16,876                     16,646
1/31/97                     20,253         16,285                     16,543
2/28/97                     20,554         16,552                     16,761
3/31/97                     20,409         16,612                     16,812
4/30/97                     20,722         16,700                     16,870
5/31/97                     21,815         17,787                     17,870
6/30/97                     23,532         18,767                     18,713
7/31/97                     24,346         19,071                     19,245
8/31/97                     22,919         17,647                     17,861
9/30/97                     24,684         18,635                     19,024
10/31/97                    22,877         17,202                     17,597
11/30/97                    22,865         17,026                     17,467
12/31/97                    23,050         17,175                     17,636
1/31/98                     23,797         17,959                     18,089
2/28/98                     25,360         19,112                     19,256
3/31/98                     27,532         19,701                     20,257
4/30/98                     28,302         19,857                     20,539
5/31/98                     28,543         19,759                     20,582
6/30/98                     28,486         19,910                     20,464
7/31/98                     29,221         20,111                     20,797
8/31/98                     24,912         17,619                     17,875
9/30/98                     23,763         17,078                     17,256
10/31/98                    25,280         18,858                     18,529
11/30/98                    26,716         19,823                     19,452
12/31/98                    27,850         20,604                     20,043
1/31/99                     28,023         20,542                     20,123
2/28/99                     26,664         20,053                     19,586
3/31/99                     26,595         20,890                     20,187
4/30/99                     27,528         21,736                     21,054
5/31/99                     26,364         20,616                     20,191
6/30/99                     27,700         21,420                     21,165
7/31/99                     28,288         22,057                     21,697
8/31/99                     28,011         22,138                     21,896
9/30/99                     27,885         22,362                     21,969
10/31/99                    29,175         23,200                     22,774
11/30/99                    31,847         24,005                     24,412
12/31/99                    36,823         26,161                     27,300
1/31/00                     35,176         24,500                     25,638
2/29/00                     38,470         25,159                     27,141
3/31/00                     36,949         26,135                     27,255
4/30/00                     33,770         24,760                     25,545
5/31/00                     32,837         24,156                     24,748
6/30/00                     34,174         25,101                     25,782
7/31/00                     33,137         24,049                     24,851
8/31/00                     33,828         24,258                     25,209
9/30/00                     31,306         23,077                     23,785
10/31/00                    29,417         22,532                     22,927
11/30/00                    28,104         21,689                     22,002
12/31/00                    29,397         22,459                     22,811
1/31/01                     29,270         22,467                     22,855
2/28/01                     27,237         20,787                     21,166
3/31/01                     25,460         19,375                     19,632
4/30/01                     26,436         20,706                     20,895
5/31/01                     25,855         19,940                     20,470
6/30/01                     25,053         19,178                     19,800
7/31/01                     24,450         18,829                     19,344
8/31/01                     23,625         18,352                     18,894
9/30/01                     20,524         16,493                     16,948
10/31/01                    21,070         16,916                     17,403
11/30/01                    21,453         17,539                     18,049
12/31/01                    21,933         17,644                     18,407
1/31/02                     20,887         16,706                     17,634
2/28/02                     21,107         16,823                     17,781
3/31/02                     22,026         17,815                     18,694
4/30/02                     22,049         17,851                     18,858

                                                 AVERAGE ANNUAL TOTAL RETURNS
   Periods Ended                                1 Year     5 Years      Since
   April 30, 2002                                                 Inception 2

 International Equity Fund--Investment Class    (16.59)%     1.25%      8.46%


--------------------------------------------------------------------------------
1 PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE FUND'S HISTORICAL PERFORMANCE. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All performance assumes the reinvestment of dividend and capital gain distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance would have been lower during the specified periods if certain of the Fund's fees and expenses had not been waived.
2 The Fund's inception date is August 4, 1992. Benchmark returns are for the period beginning July 31, 1992.
3 The MSCI EAFE Index is an unmanaged index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East.
4 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated.

--------------------------------------------------------------------------------
                                        9

International Equity Fund
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)

                                                             APRIL 30, 2002

ASSETS
   Investment in International Equity Portfolio, at value ... $ 636,249,379
   Receivable for capital shares sold .......................    18,489,752
   Prepaid expenses and other ...............................        50,841
                                                              -------------
Total assets ................................................   654,789,972
                                                              -------------
LIABILITIES
   Payable for capital shares redeemed ......................     6,502,641
   Due to administrator .....................................       411,095
   Accrued expenses and other ...............................       120,611
                                                              -------------
Total liabilities ...........................................     7,034,347
                                                              -------------
NET ASSETS .................................................. $ 647,755,625
                                                              =============
COMPOSITION OF NET ASSETS
   Paid-in capital .......................................... $ 967,518,062
   Distributions in excess of net investment income .........    (1,347,126)
   Accumulated net realized loss from investment
      and foreign currency transactions .....................  (345,238,564)
   Net unrealized appreciation on investments
      and foreign currencies ................................    26,823,253
                                                              -------------
NET ASSETS .................................................. $ 647,755,625
                                                              =============
NET ASSET VALUE PER SHARE
   Class A Shares 1 ......................................... $        9.70
                                                              =============
   Class B Shares 2 ......................................... $        9.71
                                                              =============
   Class C Shares 3 ......................................... $        9.53
                                                              =============
   Investment Class 4 ....................................... $       18.97
                                                              =============

--------------------------------------------------------------------------------
1 Net asset value and redemption price per share (based on net assets of $10,538,626 and 1,086,408 shares outstanding). Maximum offering price per share was $10.26 ($9.70 / 0.945). Maximum offering price per share reflects the effect of the 5.50% front-end sales charge.
2 Net asset value and offering price per share (based on net assets of $460,261 and 47,382 shares outstanding). Redemption value is $9.22 following a 5.00% maximum contingent deferred sales charge.
3 Net asset value and offering price per share (based on net assets of $173,440 and 18,195 shares outstanding). Redemption value is $9.43 following a 1.00% maximum contingent deferred sales charge.
4 Net asset value per share (based on net assets of $636,583,298 and 33,556,252 shares outstanding).

See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                       10

International Equity Fund
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (Unaudited)

                                                                     FOR THE SIX
                                                                    MONTHS ENDED
                                                                  APRIL 30, 2002

INVESTMENT INCOME
   Net investment income allocated from
     International Equity Portfolio:
     Dividends ...............................................     $  5,368,007
     Interest ................................................          782,501
     Expenses 1 ..............................................       (3,280,143)
                                                                   ------------
   Net investment income allocated from
     International Equity Portfolio ..........................        2,870,365
                                                                   ------------
EXPENSES
   Administration and services fees ..........................        3,113,261
   Printing and shareholder reports ..........................          102,280
   Registration fees .........................................           32,123
   Professional fees .........................................           16,706
   Distribution fees:
     Class A Shares ..........................................           11,172
     Class B Shares ..........................................            1,660
     Class C Shares ..........................................              873
   Directors' fees ...........................................            5,353
   Miscellaneous .............................................            6,198
                                                                   ------------
Total expenses ...............................................        3,289,626
Less: fee waivers and/or expense reimbursements ..............         (358,899)
                                                                   ------------
Net expenses .................................................        2,930,727
                                                                   ------------
EXPENSES IN EXCESS OF INCOME .................................          (60,362)
                                                                   ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  AND FOREIGN CURRENCIES
  Net realized gain (loss) from:
     Investment transactions .................................      (17,576,293)
     Option transactions .....................................      (12,679,700)
     Foreign futures transactions ............................        1,060,555
     Foreign currency transactions ...........................       (1,070,704)
     Forward foreign currency transactions ...................        3,320,168
   Net change in unrealized appreciation/
     depreciation on investments
     and foreign currencies ..................................       62,395,502
                                                                   ------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  AND FOREIGN CURRENCIES .....................................       35,449,528
                                                                   ------------
NET INCREASE IN NET ASSETS FROM OPERATIONS ...................     $ 35,389,166
                                                                   ============

--------------------------------------------------------------------------------
1 For the six months ended April 30, 2002, the International Equity Portfolio waived fees in the amount of $712,815 of which $430,812 was allocated to the International Equity Fund Investment on a pro-rated basis.

See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                       11

International Equity Fund
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                             FOR THE SIX           FOR THE
                                                            MONTHS ENDED         YEAR ENDED
                                                        APRIL 30, 2002 1   OCTOBER 31, 2001
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
   Net investment (expenses in excess of) income ......  $       (60,362)  $     3,451,958
   Net realized loss from investments
     and foreign currencies ...........................      (26,945,974)     (303,522,013)
   Net change in unrealized appreciation/
     depreciation on investments and foreign currencies       62,395,502      (145,210,166)
                                                         ---------------   ---------------
Net increase (decrease) in net assets from operations .       35,389,166      (445,280,221)
                                                         ---------------   ---------------
DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income:
     Class A Shares ....................................         (12,504)               --
     Class B Shares ....................................            (578)               --
     Class C Shares ....................................            (383)               --
     Investment Class .................................         (565,008)               --
   Net realized gains:
     Investment Class .................................               --       (16,283,724)
                                                         ---------------   ---------------
Total distributions ...................................         (578,473)      (16,283,724)
                                                         ---------------   ---------------
CAPITAL SHARES TRANSACTIONS
   Net proceeds from sales of shares ..................      562,267,595     2,914,530,024
   Value of shares issued in connection with mergers 2              --          12,777,282
   Net dividend reinvestments .........................          478,124              --
   Net cost of shares redeemed ........................     (775,325,471)   (3,768,134,468)
                                                         ---------------   ---------------
Net decrease in net assets
   from capital share transactions ....................     (212,579,752)     (840,827,162)
                                                         ---------------   ---------------
TOTAL DECREASE IN NET ASSETS ..........................     (177,769,059)   (1,302,391,107)
NET ASSETS
   Beginning of period ................................      825,524,684     2,127,915,791
                                                         ---------------   ---------------
   End of period (including distributions in excess
     of net investment income of $(1,347,126)
     and $(708,291), respectively) ....................  $   647,755,625   $   825,524,684
                                                         ===============   ===============

--------------------------------------------------------------------------------
1 Unaudited.
2 See Note 4 in the Notes to Financial Statements.

See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                       12

International Equity Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                                  FOR THE
                                      FOR THE SIX                                  PERIOD
                                     MONTHS ENDED       FOR THE YEARS ENDED  OCT. 1, 1999                     FOR THE YEARS ENDED
                                        APRIL 30,               OCTOBER 31,   TO OCT. 31,                           SEPTEMBER 30,
                                           2002 1        2001          2000        1999 2          1999          1998        1997
                                     ------------      ------        ------  ------------        ------        ------      ------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE,
   BEGINNING OF PERIOD .................   $18.14      $25.55        $25.33        $24.22        $20.68        $22.13      $16.77
                                           ------      ------        ------        ------        ------        ------      ------
INCOME FROM INVESTMENT OPERATIONS
   Net investment (expenses in
     excess of) income .................    (0.01)3      0.08         (0.02)        (0.02)         0.04          0.02        0.09
   Net realized and unrealized gain
     (loss) on investments and
     foreign currencies ................     0.85       (7.28)         0.24          1.13          3.56         (0.87)       5.63
                                           ------      ------        ------        ------        ------        ------      ------
Total from investment operations .......     0.84       (7.20)         0.22          1.11          3.60         (0.85)       5.72
                                           ------      ------        ------        ------        ------        ------      ------
DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income ...............    (0.01)         --            --            --         (0.06)        (0.01)      (0.16)
   Net realized gains ..................       --       (0.21)           --            --            --         (0.59)      (0.20)
                                           ------      ------        ------        ------        ------        ------      ------
Total distributions ....................    (0.01)      (0.21)           --            --         (0.06)        (0.60)      (0.36)
                                           ------      ------        ------        ------        ------        ------      ------
NET ASSET VALUE, END OF PERIOD .........   $18.97      $18.14        $25.55        $25.33        $24.22        $20.68      $22.13
                                           ======      ======        ======        ======        ======        ======      ======
TOTAL INVESTMENT RETURN ................     4.65%     (28.38)%        0.83%         4.63%        17.35%        (3.73)%     34.76%
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period
     (000s omitted) .................... $636,583    $815,295    $2,127,916    $1,913,667    $1,851,230    $1,251,580    $525,520
   Ratios to average net assets:
     Net investment (expenses
        in excess of) income ...........    (0.02)%4     0.24%        (0.07)%       (0.93)%4       0.19%         0.61%       0.53%
     Expenses after waivers and/or
        reimbursements, including
        expenses of the International
        Equity Portfolio ...............     1.50%4      1.50%         1.50%         1.50%4        1.50%         1.50%       1.50%
     Expenses before waivers and/or
        reimbursements, including
        expenses of the International
        Equity Portfolio ...............     1.71%4      1.68%         1.67%         1.70%4        1.66%         1.70%       1.68%

--------------------------------------------------------------------------------
1 Unaudited.
2 On September 8, 1999, the Board of Trustees approved the change of the fiscal year end from September 30 to October 31.
3 Calculated using average shares.
4 Annualized.


See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                       13

International Equity Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
A. ORGANIZATION
BT Investment Funds (the 'Company') is registered under the Investment Company Act of 1940 (the 'Act'), as amended, as a diversified, open-end management investment company. The Company is organized as a business trust under the laws of the Commonwealth of Massachusetts. International Equity Fund (the 'Fund') is one of the funds the Company offers to investors.

The Fund offers four classes of shares to investors. The Class A Shares have a maximum front-end sales charge of 5.50%. The Class B Shares have a maximum contingent deferred sales charge of 5.00%. The Class C Shares have a maximum contingent deferred sales charge of 1.00%. The Investment Shares have no sales charge. These financial statements reflect the financial highlights of the Investment Class Shares. Financial highlights of the Class A, B and C Shares are presented in another report. All shares have equal rights with respect to voting except that shareholders vote separately on matters affecting their rights as holders of a particular series or class.

The investment objective of the Fund is to seek long-term capital appreciation by investing primarily in the stocks and other equity securities of companies in developed countries outside the US. The Fund seeks to achieve its investment objective by investing substantially all of its assets in the International Equity Portfolio (the 'Portfolio'), an open-end management investment company registered under the Act. Details concerning the Fund's investment objective and policies and the risk factors associated with the Fund's investments are described in the Prospectus and Statement of Additional Information.

The Portfolio's financial statements accompany this report.

B. VALUATION OF SECURITIES
The Fund determines the value of its investment in the Portfolio by multiplying its proportionate ownership of the Portfolio by the total value of the Portfolio's net assets. On April 30, 2002, the Fund owned approximately 62% of the Portfolio. The Portfolio's policies for determining the value of its net assets are discussed in the Portfolio's Financial Statements, which accompany this report.

C. INVESTMENT INCOME AND OTHER
The Fund receives a daily allocation of the Portfolio's net investment income and net realized and unrealized gains and losses in proportion to its investment in the Portfolio.

Distribution or service fees specifically attributable to a class are allocated to that class. All other expenses, income, gains and losses are allocated among the classes based upon their relative net assets.

D. DISTRIBUTIONS
The Fund pays annual dividends from its net investment income and makes annual distributions of any net realized capital gains to the extent they exceed capital loss carryforwards. The Fund records dividends and distributions on its books on the ex-dividend date.

E. FEDERAL INCOME TAXES
It is the Fund's policy to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income taxes have been accrued.

F. ESTIMATES
In preparing its financial statements in conformity with accounting principles generally accepted in the United States, management makes estimates and assumptions. Actual results may be different.

NOTE 2--FEES AND TRANSACTIONS
        WITH AFFILIATES
Investment Company Capital Corp. ('ICCC'), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Fund's Administrator. The Fund pays the Administrator an annual fee based on its average daily net assets which is calculated daily and paid monthly at the annual rate of 0.85%.

The Advisor and Administrator have contractually agreed to waive their fees and/or reimburse expenses of the Fund through February 28, 2003, to the extent

--------------------------------------------------------------------------------
                                       14

International Equity Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)

necessary, to limit all expenses, including expenses of the Portfolio, to 1.50% of the average daily net assets of the Investment Class and Class A Shares and 2.25% of the average daily net assets of the Class B Shares and Class C Shares.

Certain officers and directors of the Fund are also officers or directors of ICCC or affiliated with Deutsche Bank AG. These persons are not paid by the Fund for serving in these capacities.

NOTE 3--OTHER FEES
ICC Distributors, Inc. is the Fund's Distributor. The Fund pays the Distributor an annual fee, pursuant to Rule 12b-1, based on its average daily net assets, which is calculated daily and paid monthly at the following annual rates: 0.25% of the Class A Shares' average daily net assets and 0.75% of the Class B and Class C Shares' average daily net assets. The Fund also pays the Distributor a shareholder servicing fee based on the average daily net assets of the Class B and Class C Shares which is calculated daily and paid monthly at the annual rate of 0.25%. The Fund does not pay fees on the Investment Shares.

NOTE 4--FUND MERGER
On July 6, 2001, the net assets of the International Equity Fund, one of the Funds comprising the Flag Investors Services Funds, Inc. (the 'Flag Fund'), a member of the Deutsche Asset Management family of funds, was merged into this Fund pursuant to a plan of reorganization dated June 29, 2001. The Flag Fund consisted of three classes: Class A Shares, Class B Shares and Class C Shares. The transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code. Prior to the reorganization the Flag Fund--Class A Shares, Class B Shares and Class C Shares had net assets of $11,232,875, $531,768, and $1,012,639, respectively, shares outstanding of 1,042,754, 48,994, and 95,065 respectively, and net asset values of $10.77, $10.85, and $10.65 respectively. On June 29, 2001, the International Equity Fund launched Class A, Class B and Class C Shares. Shares of those classes were issued to Flag Fund--Class A, Class B and Class C shareholders at a conversion factor of one share of each respective International Equity Class for each respective Flag Fund share. The International Equity Fund was deemed to be the accounting survivor.

NOTE 5--CAPITAL SHARE TRANSACTIONS
There were an unlimited number of capital shares authorized. Transactions in capital shares were as follows:

                                                          Class A Shares
              ----------------------------------------------------------
               For the Six Months Ended   For the Period June 29, 2001 2
                       April 30, 2002 1         through October 31, 2001
              -------------------------   ------------------------------
                  Shares         Amount             Shares        Amount
              ----------   ------------          ---------   -----------
Sold           1,302,499   $ 12,341,771          1,533,517   $22,141,701
Reinvested         1,211         11,608                 --            --
Redeemed      (1,240,254)   (11,701,263)          (510,565)   (5,420,908)
              ----------   ------------          ---------   -----------
Net increase      63,456   $    652,116          1,022,952   $16,720,793
              ==========   ============          =========   ===========

                                                          Class B Shares
              ----------------------------------------------------------
               For the Six Months Ended   For the Period June 29, 2001 2
                       April 30, 2002 1         through October 31, 2001
              -------------------------   ------------------------------
                  Shares         Amount             Shares        Amount
              ----------   ------------          ---------   -----------
Sold               9,416       $ 89,728             49,979      $767,600
Reinvested            59            571                 --            --
Redeemed          (4,958)       (47,510)            (7,113)      (75,362)
                  ------       --------             ------      --------
Net increase       4,517       $ 42,789             42,866      $692,238
                  ======       ========             ======      ========

                                                          Class C Shares
              ----------------------------------------------------------
               For the Six Months Ended   For the Period June 29, 2001 2
                       April 30, 2002 1         through October 31, 2001
              -------------------------   ------------------------------
                  Shares         Amount             Shares        Amount
              ----------   ------------          ---------   -----------
Sold                 783      $   7,295             96,069    $1,329,635
Reinvested            41            383                 --            --
Redeemed         (19,025)      (176,011)           (59,673)     (561,812)
                 -------      ---------            -------    ----------
Net increase
  (decrease)     (18,201)     $(168,333)            36,396    $  767,823
                 =======      =========            =======    ==========

--------------------------------------------------------------------------------
1 Unaudited.
2 Commencement of Operations.


--------------------------------------------------------------------------------
                                       15

International Equity Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)

                                                        Investment Class
              ----------------------------------------------------------
               For the Six Months Ended               For the Year Ended
                       April 30, 2002 1                 October 31, 2001
              -------------------------      ---------------------------
                  Shares         Amount           Shares          Amount
              ----------   ------------      -----------  --------------
Sold          29,832,482  $ 549,828,801      124,557,944  $2,903,068,370
Reinvested        24,843        465,562               --              --
Redeemed     (41,240,366)  (763,400,687)    (162,908,506) (3,762,076,386)
             -----------  -------------     ------------  --------------
Net decrease (11,383,041) $(213,106,324)     (38,350,562) $ (859,008,016)
             ===========  =============     ============  ==============

--------------------------------------------------------------------------------
1 Unaudited.


--------------------------------------------------------------------------------
                                       16

International Equity Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS April 30, 2002 (Unaudited)

     SHARES   SECURITY                           VALUE

              INVESTMENTS IN UNAFFILIATED ISSUERS
              COMMON STOCK--99.34%
              BELGIUM--0.79%
    267,223   Interbrew 2 ................$  7,953,191
                                          ------------
              BRAZIL--0.35%
    129,600   Companhia Vale do Rio
               Doce ADR 1,2 ..............   3,536,784
                                          ------------
              CANADA--1.27%
    268,400   Canadian National
                Railway Co.2 .............  12,842,940
                                          ------------
              FINLAND--1.80%
    469,768   Nokia Oyj ..................   7,602,366
    396,300   Stora Enso Oyj R Shares ....   5,038,602
    153,500   UPM-Kymmene Oyj Corp. ......   5,366,599
                                          ------------
                                            18,007,567
                                          ------------
              FRANCE--17.51%
    259,007   Autoroutes du Sud
                de la France 1 ...........   6,418,052
    307,456   Aventis SA 2 ...............  21,844,579
    470,637   Axa ........................   9,987,022
    352,660   BNP Paribas SA .............  18,430,758
    220,259   Credit Lyonnais SA .........   9,290,334
    101,800   Groupe Danone ..............  13,484,167
     34,475   L'Air Liquide SA ...........   5,336,868
     77,060   Pechiney SA--Class A 1 .....   3,728,742
     19,785   Publicis Groupe ............     605,051
    115,189   Renault SA .................   5,340,174
    175,618   Sanofi-Synthelabo SA 2 .....  11,243,256
    266,808   Schneider Electric SA 1 ....  12,881,489
    180,061   Societe Generale--A 1,2 ....  12,330,829
    347,916   Suez SA 2 ..................  10,361,076
    173,784   Total Fina ELF SA 2 ........  26,338,728
    137,931   Vinci SA 2 .................   8,824,279
                                          ------------
                                           176,445,404
                                          ------------
              GERMANY--8.59%
     65,991   Allianz AG .................  15,519,732
     47,471   Altana AG ..................   2,656,311
    125,456   BASF AG 2 ..................   5,358,322
    237,213   Bayer AG 2 .................   7,812,407
    226,638   Deutsche Lufthansa AG ......   3,492,629
    278,935   E.ON AG 2 ..................  14,439,497
    126,800   Henkel KGaA 2 ..............   8,339,531
     34,240   Muenchener Rueckversicherungs-
               Gesellschaft AG ...........   8,484,485
     79,268   SAP AG 2 ...................  10,263,930
     86,110   Schering AG 2 ..............   5,245,167
     81,425   Siemens AG 2 ...............   4,930,444
                                          ------------
                                            86,542,455
                                          ------------

     SHARES   SECURITY                           VALUE

              HONG KONG--0.52%
    590,000   Hutchison Whampoa Ltd. .....$  5,181,982
                                          ------------
              HUNGARY--0.26%
    295,912   OTP Bank Rt. ...............   2,627,086
                                          ------------
              INDIA--0.00%
         50   NIIT Ltd. ..................         284
                                          ------------
              IRELAND--0.67%
    584,044   Bank Of Ireland ............   6,788,820
                                          ------------
              ITALY--5.94%
    816,600   Banca Monte dei Paschi
               di Siena SPA ..............   2,671,007
  1,032,964   ENI SPA 2 ..................  15,869,695
  3,293,208   Intesabci SPA ..............  10,653,017
    758,146   Riunione Adriatica di
               Sicurta SPA ...............   9,837,265
  1,887,500   Snam Rete Gas SPA ..........   5,357,430
    731,522   Telecom Italia SPA 2 .......   5,820,323
  2,082,796   Unicredito Italiano SPA 2 ..   9,665,248
                                          ------------
                                            59,873,985
                                          ------------
              JAPAN--18.00%
    756,000   Asahi Glass Co. Ltd. .......   5,363,830
    353,000   Bridgestone Corp. ..........   4,978,838
    362,000   Canon, Inc. ................  13,871,023
    364,000   Daiwa Securities
                Group, Inc. ..............   2,498,115
    985,000   Fujitsu Ltd. ...............   7,824,763
    695,000   Hitachi Ltd ................   5,147,545
    207,800   Honda Motor Co. ............   9,321,866
    109,000   Ito Yokado Co. Limited .....   5,373,596
    599,000   Matsushita Electric
               Industrial Co., Ltd. ......   8,023,984
  1,199,000   Mitsubishi Corp. ...........   8,992,496
  1,219,000   Mitsui & Co., Ltd. .........   7,709,055
    964,000   Mitsui Fudosan Co., Ltd. ...   7,567,847
     37,500   Nintendo Corp. Ltd.2 .......   5,257,007
  1,878,000   Nissan Motor Co. Ltd. ......  14,450,649
    977,000   Nomura Holdings, Inc. ......  13,620,166
      3,316   NTT DoCoMo, Inc.2 ..........   8,434,670
    177,000   Sankyo Co., Ltd. ...........   2,694,976
    122,500   Sega Corp.1 ................   2,747,662
    964,000   Sharp Corp. ................  13,371,365
    241,800   Sony Corp. .................  12,993,920
    180,000   Takeda Chemical Industries .   7,878,502
    286,200   Toyota Motor Corp. .........   7,801,399
    196,000   Yamanouchi Pharmaceutical
               Co. Ltd. ..................   5,403,736
                                          ------------
                                           181,327,010
                                          ------------
              LUXEMBOURG--0.59%
    433,699   Arcelor 1 ..................   5,979,142
                                          ------------

See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                       17

International Equity Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS April 30, 2002 (Unaudited)

     SHARES   SECURITY                           VALUE

              MEXICO--0.99%
    116,749   Cemex SA ADR 2 .............$  3,700,943
  6,293,100   Grupo Financiero BBVA
               Bancomer SA 2 .............   6,249,281
                                          ------------
                                             9,950,224
                                          ------------
              NETHERLANDS--7.17%
    109,800   ASML Holding NV 1 ..........   2,493,227
     62,400   DSM NV .....................   2,776,481
    110,454   Gucci Group NV .............  10,699,141
     85,500   Heineken NV ................   3,852,079
    222,524   ING Groep NV ...............   5,874,941
    234,702   Koninklijke Ahold NV 2 .....   5,868,658
  1,241,100   Koninklijke KPN NV .........   5,625,146
  1,310,100   Reed Elsevier NV ...........  18,179,594
    438,105   TNT Post Group NV ..........   9,499,715
    245,625   VNU NV .....................   7,414,406
                                          ------------
                                            72,283,388
                                          ------------
              POLAND--0.26%
     96,428   Bank Pekao SA--GDR 1,2,3 ...   2,627,663
                                          ------------
              SOUTH KOREA--3.05%
     64,090   Hyundai Motor Co., Ltd. ....   2,377,281
    204,176   Kookmin Bank ...............   9,293,278
     36,050   POSCO ......................   3,579,788
     52,670   Samsung Electronics ........  15,548,039
                                          ------------
                                            30,798,386
                                          ------------
              SPAIN--3.14%
    265,648   Banco Popular Espanol ......  10,893,625
    376,563   Iberdrola SA 2 .............   5,164,298
  1,452,641   Telefonica SA 1 ............  15,550,120
                                          ------------
                                            31,608,043
                                          ------------
              SWEDEN--0.36%
    378,120   Skandinaviska Enskilda
               Banken--A 2 ...............   3,624,719
                                          ------------
              SWITZERLAND--8.40%
     57,260   Adecco SA ..................   3,622,686
    237,400   Credit Suisse Group ........   8,462,296
     22,448   Holcim, Ltd. ...............   5,195,944
     80,040   Nestle SA--Reg .............  18,921,752
    466,074   Novartis AG ................  19,548,128
    107,800   Swiss Re ...................  10,879,076
    107,607   Syngenta AG ................   6,641,957
    236,300   UBS AG--Reg ................  11,391,220
                                          ------------
                                            84,663,059
                                          ------------
              TAIWAN--0.68%
  1,373,000   Taiwan Semiconductor .......   3,460,582
  2,240,000   United Microelectronics
                Corp.1 ...................   3,419,751
                                          ------------
                                             6,880,333
                                          ------------

     SHARES   SECURITY                             VALUE

              UNITED KINGDOM--19.00%
    152,103   AstraZeneca PLC ............$    7,126,364
  1,202,082   BHP Billiton PLC ...........     6,437,848
  3,934,780   BP Amoco PLC ...............    33,573,500
    462,835   British Sky Broadcasting
                PLC ......................     5,169,965
    762,287   Compass Group PLC ..........     4,746,242
  1,237,180   Glaxosmithkline PLC ........    29,928,864
    711,627   National Grid Group PLC 1 ..     5,102,309
    590,680   Reckitt Benckiser PLC ......    10,458,702
    265,874   Rio Tinto PLC ..............     4,951,719
    665,880   Royal Bank of
                Scotland Group ...........    19,097,228
    523,821   Scottish & Southern Energy .     5,152,713
  3,646,109   Shell Transport &
                Trading Co. PLC ..........    25,982,909
    228,935   Six Continents PLC 1 .......     2,528,894
  2,771,142   Tesco PLC 1 ................    10,570,481
 12,763,923   Vodafone Group PLC .........    20,600,472
                                          --------------
                                             191,428,210
                                          --------------
TOTAL COMMON STOCK
   (Cost $942,557,571) ................... 1,000,970,675
                                          --------------
TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS
   (Cost $942,557,571) ................... 1,000,970,675
                                          --------------

              INVESTMENTS IN AFFILIATED
              INVESTMENT COMPANIES--16.41%
165,370,718   Institutional Daily
                Assets Fund 4
               (Cost $165,370,718)
               (Note 2) ..................   165,370,718
                                          --------------
TOTAL INVESTMENTS IN AFFILIATED
   INVESTMENT COMPANIES
   (Cost $165,370,718) ...................   165,370,718
                                          --------------

TOTAL INVESTMENTS
   (Cost $1,107,928,289) ....... 115.75%  $1,166,341,393
OTHER LIABILITIES IN EXCESS
   OF ASSETS ................... (15.75)    (158,679,514)
                                 ------   --------------
NET ASSETS ..................... 100.00%  $1,007,661,879
                                 ======   ==============

--------------------------------------------------------------------------------
1 Non-income producing security.
2 All or a portion of this security was on loan (see Note 1I). The value of all securities loaned at April 30, 2002 amounted to $157,409,877.
3 144A--Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutions. Represents 0.26% of net assets at period end.
4 Represents security purchased with cash collateral received for securities on loan.
Abbreviations:
ADR--American Depository Receipt
GDR--Global Depository Receipt

See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                       18

International Equity Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS April 30, 2002 (Unaudited)

 SECTOR DIVERSIFICATION (Unaudited)
 As of April 30, 2002
 (percentages are based on net assets in the Portfolio)

   Financials ................................. 22.68%
   Consumer Discretionary ..................... 14.04
   Health Care ................................ 11.28
   Energy ..................................... 10.10
   Industrials ................................  8.91
   Consumer Staples ...........................  7.89
   Materials ..................................  7.49
   Information Technology .....................  6.92
   Telecommunications Services ................  5.56
   Utilities ..................................  4.53
   Cash Equivalents ...........................  0.60
                                               ------
                                               100.00%
                                               ======

See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                       19

International Equity Portfolio
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)

                                                                              APRIL 30, 2002
ASSETS
   Investments in unaffiliated issuers,
     at value (cost $942,557,571) ........................................... $1,000,970,675
   Investments in affiliated investment companies,
     at value (cost $165,370,718) ...........................................    165,370,718
                                                                              --------------
Total investments, at value .................................................  1,166,341,393
   Cash 1 ...................................................................     10,945,872
   Receivable for securities sold ...........................................     24,055,700
   Receivable for foreign taxes withheld ....................................      3,331,612
   Dividends and interest receivable ........................................      2,536,879
   Unrealized appreciation on forward foreign currency contracts ............      3,380,837
   Receivable for shares of beneficial interest subscribed ..................        122,619
   Prepaid expenses and other ...............................................          5,446
                                                                              --------------
Total assets ................................................................  1,210,720,358
                                                                              --------------
LIABILITIES
   Payable for securities purchased .........................................     32,865,957
   Payable for collateral under securities lending agreements ...............    165,370,718
   Unrealized depreciation on forward foreign currency contracts ............      3,582,518
   Payable for shares of beneficial interest redeemed .......................        606,534
   Due to advisor ...........................................................        602,665
   Accrued expenses and other ...............................................         30,087
                                                                              --------------
Total liabilities ...........................................................    203,058,479
                                                                              --------------
NET ASSETS .................................................................. $1,007,661,879
                                                                              ==============
COMPOSITION OF NET ASSETS
   Paid-in capital .......................................................... $  949,555,408
   Net unrealized appreciation on investments
     and foreign currencies .................................................     58,106,471
                                                                              --------------
NET ASSETS .................................................................. $1,007,661,879
                                                                              ==============

--------------------------------------------------------------------------------
1 Includes foreign cash of $11,222,122 with a cost of $11,224,279.

See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                       20

International Equity Portfolio
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (Unaudited)

                                                                    FOR THE SIX
                                                                   MONTHS ENDED
                                                                 APRIL 30, 2002

INVESTMENT INCOME
   Dividends from unaffiliated issuers (net of
     foreign withholding tax of $1,128,139) .................     $   7,724,392
   Securities lending income ................................           514,243
   Dividends from affiliated investment companies ...........           574,060
   Interest income ..........................................           206,410
                                                                  -------------
Total investment income .....................................         9,019,105
                                                                  -------------
EXPENSES
   Advisory fees ............................................         3,941,348
   Administration and services fees .........................           915,199
   Professional fees ........................................            21,856
   Trustees fees ............................................             5,360
   Miscellaneous ............................................           122,017
                                                                  -------------
Total expenses ..............................................         5,005,780
Less: Fee waivers and/or expense reimbursements .............          (712,815)
                                                                  -------------
Net expenses ................................................         4,292,965
                                                                  -------------
NET INVESTMENT INCOME .......................................         4,726,140
                                                                  -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   AND FOREIGN CURRENCIES
   Net realized gain (loss) from:
     Investment transactions ................................       (30,254,698)
     Options transactions ...................................       (21,033,609)
     Foreign futures transactions ...........................         1,827,781
     Foreign currency transactions ..........................        (1,791,483)
     Forward foreign currency transactions ..................         5,532,522
   Net change in unrealized appreciation/
     depreciation on investments
     and foreign currencies .................................       105,184,577
                                                                  -------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
    AND FOREIGN CURRENCIES ..................................        59,465,090
                                                                  -------------
NET INCREASE IN NET ASSETS FROM OPERATIONS ..................     $  64,191,230
                                                                  =============
See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                       21

International Equity Portfolio
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                                          FOR THE SIX                   FOR THE
                                                                         MONTHS ENDED                 YEAR ENDED
                                                                     APRIL 30, 2002 1           OCTOBER 31, 2001
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
   Net investment income ............................................  $    4,726,140            $    23,106,598
   Net realized loss from investment
     and foreign currency transactions ..............................     (45,719,487)              (463,961,592)
   Net change in unrealized appreciation/depreciation on
     investments and foreign currencies .............................     105,184,577               (209,414,139)
                                                                      ---------------            ---------------
Net increase (decrease) in net assets from operations ...............      64,191,230               (650,269,133)
                                                                      ---------------            ---------------
CAPITAL TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
   Proceeds from capital invested ...................................     910,480,055              3,919,953,801
   Value of capital withdrawn .......................................  (1,298,401,189)            (4,899,612,532)
                                                                      ---------------            ---------------
Net decrease in net assets from capital transactions
   in shares of beneficial interest .................................    (387,921,134)              (979,658,731)
                                                                      ---------------            ---------------
TOTAL DECREASE IN NET ASSETS ........................................    (323,729,904)            (1,629,927,864)
NET ASSETS
   Beginning of period ..............................................   1,331,391,783              2,961,319,647
                                                                      ---------------            ---------------
   End of period .................................................... $ 1,007,661,879            $ 1,331,391,783
                                                                      ===============            ===============

--------------------------------------------------------------------------------
1 Unaudited.

See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                       22

International Equity Portfolio
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                             FOR THE
                                 FOR THE SIX                                  PERIOD
                                MONTHS ENDED              FOR THE YEARS  OCT. 1, 1999                    FOR THE YEARS
                                   APRIL 30,          ENDED OCTOBER 31,   TO OCT. 31,              ENDED SEPTEMBER 30,
                                      2002 1         2001          2000        1999 2        1999       1998      1997
TOTAL INVESTMENT RETURN ..........      5.65%           --           --            --          --         --        --
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period
     (000s omitted) ..............$1,007,662    $1,331,392   $2,961,320    $3,017,361  $2,897,856 $1,832,252  $572,405
   Ratios to average net assets:
     Net investment (expenses in
        excess of) income ........      0.78%3        1.05%        0.74%        (0.13)%3     1.00%      1.52%     1.35%
     Expenses after waivers
        and/or reimbursements ....      0.70%3        0.70%        0.70%         0.70%3      0.70%      0.66%     0.65%
     Expenses before waivers
        and/or reimbursements ....      0.82%3        0.80%        0.80%         0.83%3      0.80%      0.81%     0.82%
   Portfolio turnover rate .......       101%          137%         140%            5%        106%        65%       63%

--------------------------------------------------------------------------------
1 Unaudited.
2 On September 8, 1999, the Board of Trustees approved the change of the fiscal year end from September 30 to October 31.
3 Annualized.

See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                       23

International Equity Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
A. ORGANIZATION
The International Equity Portfolio (the 'Portfolio') is registered under the Investment Company Act of 1940 (the 'Act'), as amended, as a diversified, open-end management investment company. The Portfolio is organized as a business trust under the laws of the state of New York.

Details concerning the Portfolio's investment objective and policies and the risk factors associated with the Portfolio's investments are described in the Portfolio's Prospectus and Statement of Additional Information.

B. VALUATION OF SECURITIES
The Portfolio values its investments at market value.

When valuing listed equity securities, the Portfolio uses the last sale price prior to the calculation of the Portfolio's net asset value. When valuing equity securities that are not listed or that are listed but have not traded, the Portfolio uses the bid price in the over-the-counter market.

When valuing short-term securities that mature within sixty days, the Portfolio uses amortized cost.

When valuing securities for which market quotations are not readily available or for which the market quotations that are available are considered unreliable, the Portfolio determines a fair value in good faith under procedures established by and under the general supervision of the Portfolio's Board of Trustees. The Portfolio may use these procedures to establish the fair value of securities when, for example, a significant event occurs between the time the market closes and the time the Portfolio values its investments. After consideration of various factors, the Portfolio may value the securities at their last reported price or at fair value. On April 30, 2002, there were no fair valued securities.

C. SECURITIES TRANSACTION AND INVESTMENT INCOME
Securities transactions are recorded on trade date. Realized gains and losses are determined by comparing the proceeds of a sale or the cost of a purchase with a specific offsetting transaction.

Dividend income, net of any foreign taxes withheld, is recorded on the ex-dividend date or, in the case of certain foreign securities, upon receipt of ex-dividend notification. Interest income, including amortization of premiums and accretion of discounts, is accrued daily. Estimated expenses are also accrued daily.

The Portfolio makes a daily allocation of its net investment income and realized and unrealized gains and losses from securities and foreign currency transactions to its investors in proportion to their investment in the Portfolio.

D. FEDERAL INCOME TAXES
The Portfolio is considered a Partnership under the Internal Revenue Code. Therefore, no federal income tax provision is necessary.

E. FOREIGN CURRENCY TRANSLATION
The Portfolio maintains its accounting records in US dollars. The Portfolio determines the US dollar value of foreign currency denominated assets, liabilities and transactions by using prevailing exchange rates. In valuing assets and liabilities, the Portfolio uses the prevailing exchange rate on the valuation date. In valuing securities transactions, the receipt of income and the payment of expenses, the Portfolio uses the prevailing exchange rate on the transaction date.

Net realized and unrealized gains and losses on foreign currency translation shown on the Portfolio's financial statements result from the sale of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio's books and the US dollar equivalent of the amounts actually received or paid.

When calculating realized and unrealized gains or losses on investments in equity securities, the Portfolio does not separate the gain or loss attributable to changes in the foreign currency price of the security from the gain or loss attributable to the change in the US dollar value of the foreign currency.

--------------------------------------------------------------------------------
                                       24

International Equity Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)

F. FORWARD FOREIGN CURRENCY CONTRACTS
The Portfolio may use forward foreign currency contracts to manage foreign exchange rate risk. The Portfolio may use these contracts to fix the US dollar value of a securities transaction for the period between the date of the transaction and the date the security is received or delivered or to hedge the US dollar value of securities it already owns. The use of forward foreign currency contracts does not eliminate fluctuations in the prices of the underlying securities, but does establish a rate of exchange that can be achieved in the future.

The Portfolio determines the net US dollar value of forward foreign currency contracts using prevailing exchange rates.

G. OPTIONS CONTRACTS
The Portfolio may purchase option contracts that allow it to either buy the underlying security (in the case of a call) or sell the underlying security (in the case of a put) at a specified price on or before a specified expiration date. When the Portfolio buys a call, it increases its exposure to the underlying security. When the Portfolio buys a put, it limits its exposure to the underlying security.

The Portfolio treats a purchased option as an investment. When the Portfolio either sells the option or allows it to expire, it records a gain or loss. When the Portfolio purchases a security through the exercise of a call, it adds the premium it paid for the call to the exercise price it paid for the security to determine its cost basis. When the Portfolio sells a security through the exercise of a put, it subtracts the premium it paid for the put from the price it receives for the security to determine its profit or loss.

The Portfolio may also write option contracts that obligate it to either buy the underlying security (in the case of a put) or sell the underlying security (in the case of a call). When the Portfolio writes a put, it increases its exposure to the underlying security. When the Portfolio writes a call, it limits its exposure to the underlying security.

The Portfolio treats a written option as a liability. When the Portfolio buys an option it has written or when the option expires, the Portfolio records a gain or loss. When the Portfolio purchases a security because a put it has written is exercised, it subtracts the premium it received when it wrote the put from the exercise price it pays for the security to determine its cost basis. When the Portfolio sells a security because a call it has written is exercised, it adds the premium it received when it wrote the call to the price it receives for the security to determine its profit or loss.

H. FUTURES CONTRACTS
The Portfolio may buy or sell financial futures contracts on established futures exchanges. Under the terms of a financial futures contract, the Portfolio agrees to receive or deliver a specific amount of a financial instrument at a specific price on a specific date.

When the Portfolio enters into a futures contract, it is required to make a margin deposit equal to a percentage of the face value of the contract. While the contract is outstanding, the Portfolio may be required to make additional deposits or may have part of its deposit returned as a result of changes in the relationship between the face value of the contract and the value of the underlying security. The Portfolio records these payments as unrealized gains or losses. When entering into a closing transaction, the Portfolio realizes a gain or loss.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

I. SECURITIES LENDING
The Portfolio may lend securities to financial institutions. The Portfolio retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Portfolio requires the borrowers of the securities to maintain collateral with the Portfolio in the form of cash and/or government securities equal to 102% of the value of domestic securities and 105% of the value of international securities. The Portfolio may invest the cash

--------------------------------------------------------------------------------
                                       25

International Equity Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)

collateral in an affiliated money market fund. The Portfolio receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral. The fees earned for lending securities may be shared with an affiliate regardless of whether or not the cash collateral is invested in an affiliated money market fund. Either the Portfolio or the borrower may terminate the loan.

J. ESTIMATES
In preparing its financial statements in conformity with accounting principles generally accepted in the United States, management makes estimates and assumptions. Actual results may be different.

NOTE 2--FEES AND TRANSACTIONS
        WITH AFFILIATES
Deutsche Asset Management, Inc., an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Portfolio's Advisor. The Portfolio pays the Advisor an annual fee based on its average daily net assets which is calculated daily and paid monthly at the annual rate of 0.65%. The Fund waives a portion of its advisory fee equivalent to the advisory fees charged by affiliated Money Market Funds on assets invested in those Money Market Funds.

Investment Company Capital Corp., an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Portfolio's Administrator. The Portfolio pays the Administrator an annual fee based on its average daily net assets which is calculated daily and paid monthly at an annual rate of 0.15%.

The Portfolio may invest in Cash Management Fund Institutional, an open-end management investment company managed by DeAM.

The Portfolio may invest cash collateral from its securities lending transactions in affiliated money market funds and may pay fees generated from those investments to Deutsche Bank Trust Company Americas, formerly (Bankers Trust) and/or Deutsche Bank AG.

Certain officers and directors of the Portfolio are also officers or directors of ICCC or affiliated with Deutsche Bank AG. These persons are not paid by the Portfolio for serving in these capacities.

NOTE 3--PURCHASE AND SALE OF
        INVESTMENT SECURITIES
The aggregate cost of purchases and proceeds from sales of investments, other than US Government and short-term obligations, for the six months ended April 30, 2002, were $1,143,943,579 and $1,403,143,712, respectively.

For federal income tax purposes, the tax basis of investments held at April 30, 2002 was $1,107,928,289. The aggregate gross unrealized appreciation for all investments at April 30, 2002 was $85,008,052 and the aggregate gross unrealized depreciation for all investments was $26,594,948.

NOTE 4--LINE OF CREDIT
The Portfolio participates with other affiliated entities in an unsecured revolving credit facility with a syndicate of banks in the amount of $200,000,000, which expires April 25, 2003. A commitment fee is apportioned among the participants based on their relative net assets.

The following is a summary of borrowings made during the six months ended April 30, 2002:

                    Weighted                   Weighted
     Maximum         Average                    Average
      Amount         Balance      Interest     Interest
    Borrowed     Outstanding          Paid         Rate
 -----------     -----------      --------     --------
 $30,246,687     $28,273,358        $3,881        2.51%

--------------------------------------------------------------------------------
                                       26

International Equity Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 5--OPEN FORWARD FOREIGN CURRENCY CONTRACTS
The Portfolio had the following open contracts at April 30, 2002:

                                                                                                          Unrealized
                                                                                                       Appreciation/
                                                                                         Contract       Depreciation
Contracts to Deliver                  In Exchange For        Settlement Date          Value (US$)              (US$)
---------------------------------------------------------------------------------------------------------------------
Sales
---------------------------------------------------------------------------------------------------------------------
Australian Dollar        684,708     US Dollar    $  372,522        1-May-02           $  367,647         $    4,875
Australian Dollar      3,087,020     US Dollar     1,623,433        5-Jun-02            1,658,224            (34,791)
Australian Dollar      1,291,253     US Dollar       687,037        5-Jun-02              693,609             (6,572)
Australian Dollar     11,383,185     US Dollar     6,097,972        5-Jun-02            6,114,592            (16,620)
Australian Dollar     11,546,037     US Dollar     6,204,494        5-Jun-02            6,202,069              2,425
Australian Dollar      2,508,466     US Dollar     1,345,240        5-Jun-02            1,347,448             (2,208)
Canadian Dollar        9,349,485     US Dollar     5,932,226        5-Jun-02            5,959,337            (27,111)
Canadian Dollar       21,622,081     US Dollar    13,728,218        5-Jun-02           13,781,858            (53,640)
Canadian Dollar        3,920,520     US Dollar     2,498,483        5-Jun-02            2,498,929               (446)
Swiss Franc              397,036     US Dollar       244,441        2-May-02              245,067               (626)
Swiss Franc              500,654     US Dollar       308,382        3-May-02              309,024               (642)
Swiss Franc            3,262,103     US Dollar     1,958,633        5-Jun-02            2,015,635            (57,002)
Swiss Franc           37,176,007     US Dollar    22,525,316        5-Jun-02           22,970,840           (445,524)
Swiss Franc            3,186,868     US Dollar     1,931,406        5-Jun-02            1,969,147            (37,741)
Swiss Franc              881,309     US Dollar       544,011        5-Jun-02              544,556               (545)
Danish Krone             866,050     US Dollar       104,593        1-May-02              104,967               (374)
Danish Krone          17,026,966     US Dollar     2,066,141        2-May-02            2,063,709              2,432
Danish Krone          38,460,291     US Dollar     4,542,107        6-Jun-02            4,648,859           (106,752)
Danish Krone           4,012,135     US Dollar       475,563        6-Jun-02              484,964             (9,401)
Danish Krone         116,740,973     US Dollar    13,829,411        6-Jun-02           14,110,979           (281,568)
Danish Krone             746,105     US Dollar        90,227        6-Jun-02               90,185                 42
Euro                   1,589,736     US Dollar     1,432,512        2-May-02            1,432,465                 47
Euro                   1,040,669     US Dollar       934,209        2-May-02              937,717             (3,508)
Euro                   5,951,545     US Dollar     5,369,841        3-May-02            5,362,765              7,076
Euro                   2,408,297     US Dollar     2,166,415        3-May-02            2,170,047             (3,632)
Euro                   8,559,048     US Dollar     7,546,513        5-Jun-02            7,695,954           (149,441)
Euro                  17,125,291     US Dollar    15,216,506        5-Jun-02           15,398,377           (181,871)
Euro                   6,389,169     US Dollar     5,668,956        5-Jun-02            5,744,885            (75,929)
Euro                   3,026,818     US Dollar     2,712,513        5-Jun-02            2,721,594             (9,081)
British Pound             45,946     US Dollar        66,812        2-May-02               66,957               (145)
British Pound          2,079,623     US Dollar     3,033,359        2-May-02            3,030,637              2,722
British Pound            505,246     US Dollar       724,877        5-Jun-02              734,587             (9,710)
British Pound            994,436     US Dollar     1,427,184        5-Jun-02            1,445,830            (18,646)
British Pound          2,785,343     US Dollar     4,014,515        5-Jun-02            4,049,666            (35,151)
British Pound          2,924,044     US Dollar     4,225,711        5-Jun-02            4,251,326            (25,615)
British Pound            740,770     US Dollar     1,077,080        5-Jun-02            1,077,020                 60
Hungarian Forint     173,671,680     US Dollar       641,921        6-May-02              643,777             (1,856)
Hungarian Forint     437,372,546     US Dollar     1,620,739        7-May-02            1,621,279               (540)
Japanese Yen         232,335,721     US Dollar     1,770,096        5-Jun-02            1,810,427            (40,331)
Japanese Yen       8,972,007,972     US Dollar    69,183,082        5-Jun-02           69,912,477           (729,395)
Japanese Yen       3,073,251,960     US Dollar    23,657,688        5-Jun-02           23,947,667           (289,979)
Mexican Peso         223,343,804     US Dollar    24,216,617        5-Jun-02           23,659,201            557,416
Mexican Peso             756,272     US Dollar        80,958        5-Jun-02               80,113                845
Norwegian Krone       10,215,601     US Dollar     1,174,369        5-Jun-02            1,209,070            (34,701)
Norwegian Krone       32,533,832     US Dollar     3,769,591        5-Jun-02            3,850,550            (80,959)
Norwegian Krone       81,783,999     US Dollar     9,509,325        5-Jun-02            9,679,565           (170,240)
New Zealand Dollar     7,248,664     US Dollar     3,140,846        5-Jun-02            3,232,469            (91,623)
New Zealand Dollar     6,539,420     US Dollar     2,913,181        5-Jun-02            2,916,189             (3,008)
Swedish Krona          7,678,347     US Dollar       740,915        5-Jun-02              745,152             (4,237)
Swedish Krona          4,870,569     US Dollar       471,703        5-Jun-02              472,669               (966)
Swedish Krona          6,080,038     US Dollar       583,245        5-Jun-02              590,043             (6,798)
Swedish Krona          2,303,852     US Dollar       223,222        5-Jun-02              223,579               (357)
Swedish Krona          3,992,478     US Dollar       387,386        5-Jun-02              387,453                (67)
---------------------------------------------------------------------------------------------------------------------
                                                                                      Total Sales        $(2,471,409)
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       27

International Equity Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)

                                                                                                                Unrealized
                                                                                                             Appreciation/
                                                                                               Contract       Depreciation
Contracts to Receive                  In Exchange For              Settlement Date          Value (US$)              (US$)
---------------------------------------------------------------------------------------------------------------------------
Purchases
---------------------------------------------------------------------------------------------------------------------------
Australian Dollar     10,581,655     US Dollar   $ 5,621,187              5-Jun-02          $ 5,684,042        $    62,855
Australian Dollar     41,734,598     US Dollar    22,522,493              5-Jun-02           22,418,157           (104,336)
Australian Dollar      9,799,690     US Dollar     5,316,430              5-Jun-02            5,264,001            (52,429)
Canadian Dollar       11,798,267     US Dollar     7,380,421              5-Jun-02            7,520,184            139,763
Canadian Dollar       16,092,015     US Dollar    10,128,791              5-Jun-02           10,257,008            128,217
Canadian Dollar        9,044,644     US Dollar     5,722,756              5-Jun-02            5,765,032             42,276
Canadian Dollar        2,367,877     US Dollar     1,514,230              5-Jun-02            1,509,279             (4,951)
Swiss Franc            1,412,888     US Dollar       871,626              3-May-02              872,094                468
Swiss Franc            3,270,728     US Dollar     2,020,515              6-May-02            2,018,831             (1,684)
Swiss Franc            1,445,007     US Dollar       871,720              5-Jun-02              892,861             21,141
Swiss Franc           15,820,722     US Dollar     9,516,338              5-Jun-02            9,775,532            259,194
Swiss Franc            6,553,937     US Dollar     3,972,661              5-Jun-02            4,049,640             76,979
Swiss Franc            7,255,006     US Dollar     4,445,333              5-Jun-02            4,482,826             37,493
Danish Krone          67,848,147     US Dollar     8,100,014              6-Jun-02            8,201,095            101,081
Danish Krone         159,173,979     US Dollar    19,013,794              6-Jun-02           19,240,037            226,243
Danish Krone          22,843,313     US Dollar     2,753,633              6-Jun-02            2,761,169              7,536
Euro                      12,938     US Dollar        11,651              6-May-02               11,658                  7
Euro                   6,542,527     US Dollar     5,891,480              6-May-02            5,895,281              3,801
Euro                   1,227,676     US Dollar     1,079,189              5-Jun-02            1,103,877             24,688
Euro                  17,225,703     US Dollar    15,180,323              5-Jun-02           15,488,663            308,340
Euro                   7,364,316     US Dollar     6,539,807              5-Jun-02            6,621,698             81,891
Euro                   4,772,415     US Dollar     4,294,601              5-Jun-02            4,291,165             (3,436)
British Pound             19,177     US Dollar        27,962              1-May-02               27,947                (15)
British Pound             55,095     US Dollar        80,289              1-May-02               80,291                  2
British Pound          2,220,163     US Dollar     3,239,484              2-May-02            3,235,446             (4,038)
British Pound          4,849,462     US Dollar     7,076,577              2-May-02            7,067,126             (9,451)
British Pound         15,163,590     US Dollar    21,919,576              5-Jun-02           22,046,647            127,071
British Pound          3,761,118     US Dollar     5,451,552              5-Jun-02            5,468,365             16,813
Japanese Yen         615,306,125     US Dollar     4,791,245              1-May-02            4,792,102                857
Japanese Yen         364,203,299     US Dollar     2,836,624              2-May-02            2,836,474               (150)
Japanese Yen          33,887,890     US Dollar       263,910              7-May-02              263,924                 14
Japanese Yen         399,553,265     US Dollar     3,059,062              5-Jun-02            3,113,434             54,372
Japanese Yen       1,941,308,126     US Dollar    14,841,011              5-Jun-02           15,127,233            286,222
Japanese Yen       2,032,279,121     US Dollar    15,610,821              5-Jun-02           15,836,106            225,285
Japanese Yen       1,666,338,204     US Dollar    13,005,871              5-Jun-02           12,984,588            (21,283)
Japanese Yen         275,316,114     US Dollar     2,145,560              5-Jun-02            2,145,343               (217)
Mexican Peso          37,131,492     US Dollar     3,996,071              5-Jun-02            3,933,404            (62,667)
Mexican Peso         186,968,585     US Dollar    20,060,146              5-Jun-02           19,805,910           (254,236)
Norwegian Krone       39,333,727     US Dollar     4,517,639              5-Jun-02            4,655,353            137,714
Norwegian Krone      139,870,995     US Dollar    16,282,055              5-Jun-02           16,554,465            272,410
Norwegian Krone       30,544,984     US Dollar     3,600,729              5-Jun-02            3,615,159             14,430
Norwegian Krone        4,005,347     US Dollar       474,230              5-Jun-02              474,054               (176)
New Zealand Dollar     7,260,829     US Dollar     3,234,917              5-Jun-02            3,237,894              2,977
New Zealand Dollar     6,528,601     US Dollar     2,925,466              5-Jun-02            2,911,364            (14,102)
Swedish Krona          4,841,764     US Dollar       467,442              5-Jun-02              469,873              2,431
Swedish Krona        228,523,738     US Dollar    22,041,681              5-Jun-02           22,177,297            135,616
Swedish Krona         32,966,685     US Dollar     3,194,570              5-Jun-02            3,199,282              4,712
---------------------------------------------------------------------------------------------------------------------------
                                                                                        Total Purchases         $2,269,728
---------------------------------------------------------------------------------------------------------------------------
                                                                      Total Net Unrealized Depreciation         $ (201,681)
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       28

International Equity Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 6--CALL AND PUT OPTIONS
Call and Put Options written and related premiums received during the period were as follows:

                                                             Calls--Actual                            Puts--Actual
---------------------------------------------------------------------------------------------------------------------------
                                           Contracts              Premiums           Contracts           Premiums
---------------------------------------------------------------------------------------------------------------------------
Options Outstanding, October 31, 2001         11,147           $ 2,366,073              50,750          $ 225,838
Options Written                              261,385               823,557                  --                 --
Options Closed                               (46,868)             (724,449)                 --                 --
Options Expired                             (225,664)           (2,465,181)            (50,750)          (225,838)
Options Exercised                                 --                    --                  --                 --
---------------------------------------------------------------------------------------------------------------------------
Options Outstanding, April 30, 2002               --            $       --                  --          $      --
---------------------------------------------------------------------------------------------------------------------------

NOTE 7--LENDING OF SECURITIES
The Portfolio had the following amounts of securities out on loan at April 30, 2002:

        Market Value     Market Value    % of Portfolio
of Loaned Securities    of Collateral           on Loan
--------------------    -------------    --------------
        $157,409,877     $165,370,718             15.62

NOTE 8--RISKS OF INVESTING IN
        FOREIGN SECURITIES
The Fund invests in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States, as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries. The Fund invests in emerging markets securities. Emerging markets are substantially smaller, less developed, less liquid, and more volatile than the major securities markets in the United States.

--------------------------------------------------------------------------------
                                       29

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

For information on how to invest, shareholder account information and current price and yield information, please contact your relationship manager or write to:

                                    DEUTSCHE ASSET MANAGEMENT SERVICE CENTER
                                    PO BOX 219210
                                    KANSAS CITY, MO 64121-9210
or call toll-free:                  1-800-730-1313

This report must be preceded or accompanied by a current prospectus for the Fund.

Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Bank Securities Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Investment Management Americas Inc. and Scudder Trust Company.


International Equity Fund--Investment Class                     CUSIP #055922868
                                                                1663SA (4/02)
                                                                Printed 6/02

Distributed by:
ICC Distributors, Inc.